SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 29, 2005
                        (Date of earliest event reported)


                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                      333-119657                75-2808384
(State of Incorporation)         (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)

         4000 Horizon Way
           Irving, Texas                                           75063
(Address of Principal executive offices)                         (Zip Code)

      Registrant's Telephone Number, Including Area Code: (214) 441-4000



Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the "Commission") on October 20, 2004 (the "Registration Statement"), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated February 25, 2005 and the related Prospectus Supplement dated April 22, 2005 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2005-FA4 (the "Offered Securities").

      The Registrant is filing this Current Report on Form 8-K to file the supplemental legality opinion of Andrews Kurth LLP as Exhibit 5.2 to the Registration Statement and the related consent as Exhibit 23.2.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit No.       Description

            5.2               Legality Opinion of Andrews Kurth LLP

            23.2 Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 5.2)

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST HORIZON ASSET SECURITIES INC.





April 29, 2005                              By: /s/ Alfred Chang
                                                -----------------------
                                                    Alfred Chang
                                                    Vice President